EXHIBIT 10.1


                                   Amendment No. 5 to
                                   TWE Credit Agreement



                         Amendment No. 5

          AMENDMENT NO. 5 ("Amendment No. 5") to the Credit Agreement, dated as of June 23, 1992 (the "Credit Agreement"), among Time Warner Entertainment Company, L.P., a Delaware limited partnership (the "Borrower"), the Guarantors listed on Annex VI thereto (the "Guarantors"), Bankers Trust Company and Chemical Bank, as Managing Agents (the "Managing Agents"), the Agents named therein (the "Agents"), the Co-Agents named therein (the "Co-Agents"), Chemical Bank Agency Services Corporation, as Payments Administrator (the "Payments Administrator"), and the Banks parties thereto (the "Banks"), is entered into by the Borrower, the Guarantors, the Managing Agents, the Agents, the Co-Agents, the Payments Administrator and the Banks signatories hereto. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

                      W I T N E S S E T H:

          WHEREAS, the Borrower and the Banks wish to enter into the amendments set forth below.

          NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. This Amendment No. 5 shall become effective as of July 1, 1994.


          SECTION 2.  Subsection 2.01(a) is hereby amended by
deleting the table contained therein in its entirety and substituting the following table therefor:

                     Applicable Debt Rating*

S & P                    Moody's             Commitment Fee

BB- or lower or          Ba3 or lower or           .50%
 no rating                 no rating

BB                       Ba2                       .375

BB+                      Ba1                       .3125

BBB-                     Baa3                      .225

BBB                      Baa2                      .1875

BBB+ or higher           Baa1 or higher            .15


* In the case of "split" ratings (i.e., if the ratings of each such rating agency differ by one or more categories, including numerical modifiers and (+) and (-) as categories), the margin will be based upon the higher of the two ratings, provided that if the split ratings differ by more than one category, a rating which is one category lower than the higher rating shall be utilized.


          SECTION 3. The definition of "Applicable Certificate of Deposit Rate Margin" is hereby amended by deleting the table contained therein in its entirety and substituting the following table therefor:

                     Applicable Debt Rating*

S & P                    Moody's             Applicable Margin

BB- or lower or          Ba3 or lower or           1.375%
 no rating                 no rating

BB                       Ba2                       1.125

BB+                      Ba1                       .875

BBB-                     Baa3                      .75

BBB                      Baa2                      .625

BBB+ or higher           Baa1 or higher            .5625

* In the case of "split" ratings (i.e., if the ratings of each such rating agency differ by one or more categories, including numerical modifiers and (+) and (-) as categories), the margin will be based upon the higher of the two ratings, provided that if the split ratings differ by more than one category, a rating which is one category lower than the higher rating shall be utilized.


          SECTION 4.  The definition of "Applicable Eurodollar
Rate Margin" is hereby amended by deleting the table contained therein in its entirety and substituting the following table therefor:

                     Applicable Debt Rating*

S & P                    Moody's             Applicable Margin

BB- or lower or          Ba3 or lower or           1.25%
 no rating                 no rating

BB                       Ba2                       1.00

BB+                      Ba1                       .75

BBB-                     Baa3                      .625

BBB                      Baa2                      .50

BBB+ or higher           Baa1 or higher            .4375

* In the case of "split" ratings (i.e., if the ratings of each such rating agency differ by one or more categories, including numerical modifiers and (+) and (-) as categories), the margin will be based upon the higher of the two ratings, provided that if the split ratings differ by more than one category, a rating which is one category lower than the higher rating shall be utilized.


          SECTION 5. The Borrower hereby represents and warrants that as of the date hereof each of the conditions that are required to be satisfied with respect to a making of a Loan under
Section 5 of the Credit Agreement are satisfied.


          SECTION 6.  All terms provisions, covenants,
representations, warranties, agreements and conditions contained in the Credit Agreement shall remain in full force and effect except as expressly contemplated herein and shall not otherwise be deemed waived, modified or amended hereby.


          SECTION 7. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict of laws.


          SECTION 8. This Amendment may be executed and accepted in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement and shall become effective when executed and delivered by the Borrower, the Guarantors, the Managing Agents, the Agents, the Co-Agents, the Payments Administrator and the Required Banks.